Commitments and Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies
7.	Commitments and Contingencies

The Company occupies office space in London with a lease commencing in March 2012, for a period of ten years, with a mutual break clause after five years, and is paying approximately $505,900 (£321,850) per calendar year. The Company also occupies property in New York paying approximately $231,990 per year. The lease is for a period of five years ending June 30, 2017.

On July 18, 2013, the Company entered into agreements to construct two 22,000 cubic meter semi-refrigerated liquefied gas carriers for a combined price of approximately $88.0 million, plus options to build two further 22,000 cubic meter semi-refrigerated liquefied gas carriers, at a construction price of $44.0 million. These four vessels are scheduled to be delivered between August 2015 and March 2016.

On December 20, 2013, the Company entered into a contract to construct a 35,000 cubic meter semi-refrigerated ethane capable gas carrier at a purchase price of $77.4 million at Jiangnan for delivery in April 2016 with an option to construct three further ethane-capable vessels for $78.4 million each. This option was exercised in April 2014. These three vessels are scheduled to be delivered between August 2016 and December 2016.

On November 3, 2014, the Company entered into two contracts, each for a 22,000 cubic meter semi-refrigerated liquefied gas carrier, with Hyundai Mipo Dockyard in South Korea at a construction cost of $51.0 million each. The vessels are scheduled to be delivered in January and March 2017, respectively.